Exhibit 99.2
RealPage, Inc.
IR Fact Sheet (as of November 1, 2018)

* Please read in conjunction with the Company’s SEC filings as well as the “Explanation of NON-GAAP financial measures” for the respective periods.

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	FY 2018
Revenue ($000's)
Total GAAP Revenue	$128,383	$142,719	$147,955	$149,071	$568,128	$152,919	$161,306	$169,058	$187,680	$670,963	$201,301	$216,252	$224,953	$642,506
Growth %	16%	24%	22%	22%	21%	19%	13%	14%	26%	18%	32%	34%	33%	33%

Acquisition-related and other deferred revenue	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103	418	834
Total Non-GAAP Revenue	$128,040	$142,461	$147,794	$148,884	$567,179	$153,624	$162,251	$169,756	$188,390	$674,021	$201,614	$216,355	$225,371	$643,340
Growth %	16%	25%	22%	23%	22%	20%	14%	15%	27%	19%	31%	33%	33%	32%

GAAP On Demand Revenue	$123,411	$136,610	$140,883	$141,627	$542,531	$146,213	$154,727	$161,578	$180,104	$642,622	$193,300	$206,945	$215,413	$615,658
Growth %	16%	23%	21%	21%	20%	18%	13%	15%	27%	18%	32%	34%	33%	33%

Acquisition-related and other deferred revenue	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103	418	834
Non-GAAP On Demand Revenue	$123,068	$136,352	$140,722	$141,440	$541,582	$146,918	$155,672	$162,276	$180,814	$645,680	$193,613	$207,048	$215,831	$616,492
Growth %	16%	24%	21%	21%	21%	19%	14%	15%	28%	19%	32%	33%	33%	33%

On Premise Revenue	$772	$687	$682	$695	$2,836	$675	$659	$648	$662	$2,644	$650	$606	$593	$1,849
Professional & Other Revenue	$4,200	$5,422	$6,390	$6,749	$22,761	$6,031	$5,920	$6,832	$6,914	$25,697	$7,351	$8,701	$8,947	$24,999
Professional and Other	$4,972	$6,109	$7,072	$7,444	$25,597	$6,706	$6,579	$7,480	$7,576	$28,341	$8,001	$9,307	$9,540	$26,848

Expenses ($000's)
Cost of Revenue
GAAP View	$50,583	$57,937	$59,815	$57,205	$225,540	$59,353	$63,853	$65,794	$69,135	$258,135	$72,837	$81,942	$85,540	$240,319
Stock-based expense	(751)	(826)	(929)	(804)	(3,310)	(853)	(1,050)	(1,040)	(899)	(3,842)	(835)	(1,168)	(1,146)	(3,149)
Headquarters relocation costs	(584)	(679)	(760)	-	(2,023)	-	-	-	-	-	-	-	-	-
Non-GAAP View	$49,248	$56,432	$58,126	$56,401	$220,207	$58,500	$62,803	$64,754	$68,236	$254,293	$72,002	$80,774	$84,394	$237,170
Depreciation	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)	(2,934)	(3,099)	(2,991)	(9,024)
Adjusted EBITDA View	$46,556	$53,378	$55,292	$53,576	$208,802	$55,617	$59,740	$61,845	$65,301	$242,503	$69,068	$77,675	$81,403	$228,146

Product Development
GAAP View	$17,272	$18,878	$18,743	$18,714	$73,607	$20,387	$21,290	$21,885	$25,890	$89,452	$29,040	$30,771	$28,942	$88,753
Stock-based expense	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)	(2,163)	(2,645)	(2,520)	(7,328)
Headquarters relocation costs	(154)	(176)	(211)	-	(541)	-	-	-	-	-	-	-	-	-
Non-GAAP View	$15,669	$16,805	$16,632	$16,889	$65,995	$18,508	$18,836	$19,787	$23,898	$81,029	$26,877	$28,126	$26,422	$81,425
Depreciation	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)	(1,338)	(1,557)	(1,381)	(4,276)
Adjusted EBITDA View	$14,469	$15,343	$15,130	$15,317	$60,259	$16,978	$17,275	$18,089	$22,079	$74,421	$25,539	$26,569	$25,041	$77,149

Sales & Marketing
GAAP View	$29,253	$31,533	$30,309	$30,611	$121,706	$31,047	$34,699	$36,802	$37,925	$140,473	$37,680	$40,664	$43,179	$121,523
Stock-based expense	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)	(3,541)	(4,470)	(4,242)	(12,253)
Headquarters relocation costs	(170)	(184)	(220)	-	(574)	-	-	-	-	-	-	-	-	-
Non-GAAP View	$26,109	$27,550	$28,683	$27,426	$109,768	$27,919	$30,433	$32,955	$34,574	$125,881	$34,139	$36,194	$38,937	$109,270
Depreciation	(606)	(615)	(593)	(586)	(2,400)	(588)	(663)	(601)	(635)	(2,487)	(1,228)	(1,366)	(1,069)	(3,663)
Adjusted EBITDA View	$25,503	$26,935	$28,090	$26,840	$107,368	$27,331	$29,770	$32,354	$33,939	$123,394	$32,911	$34,828	$37,868	$105,607

General & Administrative
GAAP View	$18,346	$21,932	$21,677	$23,058	$85,013	$24,251	$27,370	$31,004	$30,350	$112,975	$27,090	$28,444	$30,036	$85,570
Stock-based expense	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)	(3,779)	(5,412)	(5,571)	(14,762)
Asset impairment and loss on disposal of assets	-	(85)	(164)	(248)	(497)	(24)	(63)	(385)	(52)	(524)	(942)	(156)	(341)	(1,439)
Acquisition-related income (expense)	57	9	266	(695)	(363)	(1,210)	(1,354)	(485)	(2,508)	(5,557)	(1,007)	(1,168)	(519)	(2,694)
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	(481)	(2,228)	(5,993)	(2,310)	(11,012)	-	-	(78)	(78)
Headquarters relocation costs	(117)	(135)	(162)	-	(414)	-	-	-	-	-	-	-	-	-
Non-GAAP View	$15,069	$17,506	$17,597	$18,460	$68,632	$18,304	$17,619	$19,362	$21,619	$76,904	$21,362	$21,708	$23,527	$66,597
Depreciation	(998)	(1,347)	(1,276)	(1,404)	(5,025)	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)	(1,376)	(1,484)	(1,504)	(4,364)
Other (income) expense	(11)	(16)	(15)	(25)	(67)	(34)	(18)	(136)	(115)	(303)	(51)	(66)	(58)	(175)
Adjusted EBITDA View	$14,060	$16,143	$16,306	$17,031	$63,540	$16,620	$16,022	$17,488	$20,128	$70,258	$19,935	$20,158	$21,965	$62,058

Profitability ($000's)
GAAP Net Income (Loss)	$2,996	$2,083	$4,210	$7,361	$16,650	$8,195	$6,213	$6,834	$(20,865)	$377	$10,901	$8,479	$9,073	$28,453
Acquisition-related and other deferred revenue	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103	418	834
Depreciation, asset impairment, and loss on disposal of assets	5,496	6,563	7,119	6,635	25,813	6,675	6,929	7,331	6,817	27,752	7,818	7,662	9,286	24,766
Amortization of product technologies and intangible assets	7,111	7,737	7,847	7,573	30,268	7,789	8,227	9,335	14,567	39,918	16,384	17,623	18,684	52,691
Acquisition-related expense (income)	(57)	(9)	(266)	695	363	1,210	1,354	485	2,508	5,557	1,007	1,168	519	2,694
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	481	2,228	5,993	2,310	11,012	-	-	78	78
Interest expense, net	719	1,090	1,079	937	3,825	1,120	2,804	4,813	6,335	15,072	7,721	8,584	6,874	23,179
Income tax (benefit) expense	2,114	1,545	3,540	3,637	10,836	811	(3,132)	(7,273)	24,458	14,864	(301)	(189)	683	193
Headquarters relocation costs	1,025	1,174	1,353	-	3,552	-	-	-	-	-	-	-	-	-
Stock-based expense	8,391	10,737	8,255	9,469	36,852	10,092	13,876	11,764	10,103	45,835	10,318	13,695	13,479	37,492
Adjusted EBITDA	$27,452	$30,662	$32,976	$36,120	$127,210	$37,078	$39,444	$39,980	$46,943	$163,445	$54,161	$57,125	$59,094	$170,380

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	FY 2018
Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$36,282	$38,467	$39,023	$39,118	$152,890	$40,341	$41,404	$42,175	$43,082	$167,002	$45,319	$46,522	$47,307	$139,148
% of Total	29%	28%	28%	28%	28%	27%	26%	26%	24%	26%	24%	22%	22%	23%
Y-O-Y growth	11%	14%	11%	10%	11%	11%	8%	8%	10%	9%	12%	12%	12%	12%

Resident Services	$45,071	$54,613	$58,351	$60,062	$218,097	$60,968	$64,860	$70,527	$75,822	$272,177	$77,175	$85,329	$94,084	$256,588
% of Total	37%	40%	41%	42%	40%	42%	42%	43%	42%	42%	40%	41%	44%	42%
Y-O-Y growth	36%	60%	50%	49%	49%	35%	19%	21%	26%	25%	27%	32%	33%	31%

Leasing and Marketing	$28,925	$29,618	$29,451	$27,562	$115,556	$27,815	$29,324	$29,334	$37,563	$124,036	$39,434	$42,845	$42,198	$124,477
% of Total	24%	22%	21%	20%	22%	19%	19%	18%	21%	19%	20%	21%	19%	20%
Y-O-Y growth	-2%	-3%	-2%	-3%	-3%	-4%	-1%	0%	36%	7%	42%	46%	44%	44%

Asset Optimization	$12,790	$13,654	$13,897	$14,698	$55,039	$17,794	$20,084	$20,240	$24,347	$82,465	$31,685	$32,352	$32,242	$96,279
% of Total	10%	10%	10%	10%	10%	12%	13%	13%	13%	13%	16%	16%	15%	16%
Y-O-Y growth	18%	17%	15%	20%	18%	39%	47%	46%	66%	50%	78%	61%	59%	66%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$110,464	$123,404	$127,155	$128,455	$489,478	$134,325	$141,459	$152,564	$158,958	$587,306	$169,687	$179,082	$189,458	$538,227
% of Total	90%	91%	90%	91%	90%	91%	91%	94%	88%	91%	88%	86%	88%	87%
Y-O-Y growth	18%	27%	24%	22%	23%	22%	15%	20%	24%	20%	26%	27%	24%	26%

Transactional	$12,604	$12,948	$13,567	$12,985	$52,104	$12,593	$14,213	$9,712	$21,856	$58,374	$23,926	$27,966	$26,373	$78,265
% of Total	10%	9%	10%	9%	10%	9%	9%	6%	12%	9%	12%	14%	12%	13%
Y-O-Y growth	5%	1%	3%	13%	5%	0%	10%	-28%	68%	12%	90%	97%	172%	114%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value	$529,052	$548,917	$565,700	$566,263		$596,159	$649,017	$708,836	$751,183		$779,446	$837,897	$886,747
Total ACV Growth (QTD)	24%	21%	21%	21%		13%	18%	25%	33%		31%	29%	25%
Organic ACV Growth (QTD)	10%	11%	10%	10%		11%	11%	11%	11%		10%	11%	12%
Unit Trend (000's)
On Demand Units - Ending	10,999	11,141	11,251	10,989		11,112	11,485	12,253	13,003		13,173	15,531	16,073
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	96.9%	97.0%	97.0%	96.9%		96.8%	96.6%	96.2%	96.2%		96.2%	96.4%	96.6%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$48.10	$49.27	$50.28	$51.53		$53.65	$56.51	$57.85	$57.77		$59.17	$53.95	$55.17
Top ACV / RPU
Top 100 ACV ($000's)	$232,031	$240,850	$245,947	$253,206		$255,262	$269,154	$288,315	$304,601		$319,642	$336,943	$359,144

Top 100 ACV RPU	$71.02	$69.68	$72.63	$78.32		$79.59	$84.92	$84.11	$81.78		$85.64	$69.48	$68.61

Top 50 RPU Clients RPU	$168.58	$172.32	$177.21	$186.47		$187.48	$182.61	$187.66	$195.30		$201.45	$212.30	$222.23

Headcount
Total Ending RP Headcount	4,445	4,707	4,413	4,410		4,778	5,029	5,231	5,462		5,664	5,958	6,149

Total International Headcount (included above)	1,694	1,938	1,845	1,880		2,037	2,140	2,206	2,288		2,454	2,558	2,618
% International Headcount	38%	41%	42%	43%		43%	43%	42%	42%		43%	43%	43%